Exhibit 99.1
John Elmore Vice Chairman, Community Banking and Branch Delivery Kent Stone Vice Chairman, Consumer Banking Sales and Support August 6, 2014 The CFA Society of Minnesota InvestMNt 2014
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The calculations of those measures are provided in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
U.S. Bancorp Overview Capital Management Consumer and Small Business Banking Summary
U.S. Bancorp
U.S. Bancorp Dimensions Asset Size $389 billion Deposits $276 billion Loans $244 billion Customers 17.9 million NYSE Traded USB Market Capitalization* $75 billion Founded 1863 Bank Branches 3,174 ATMs 5,005 * As of August 1, 2014 2Q14 Dimensions
Industry Position Source: company reports, SNL and FactSet Assets and deposits as of 6/30/14, market value as of 8/1/14
Diversification 2Q14 YTD, taxable-equivalent basis, excluding securities gains (losses) net; 2Q14 fee income excludes $214 million Visa gain Revenue percentages exclude Treasury and Corporate Support, see slide 31 for calculation Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 42% Payment Services 29% Wealth Mgmt and Securities Services 10% Wholesale Banking and Commercial Real Estate 19% Fee Income / Total Revenue 55% 45% (CHART)
Peer Banks Bank of America SunTrust Wells Fargo KeyCorp BBT Fifth Third Regions PNC J.P. Morgan U.S. Bancorp Peer Bank Ticker Symbols BAC Bank of America PNC PNC BBT BB&T RF Regions FITB Fifth Third STI SunTrust JPM J.P. Morgan USB U.S. Bancorp KEY KeyCorp WFC Wells Fargo
Performance vs. Peers Source: SNL and company reports, Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net Return on Average Assets Return on Average Common Equity Efficiency Ratio Full Year 2013 2Q14 (CHART) (CHART) (CHART) (CHART) (CHART) (CHART)
$ in billions Prior 5 Years Average Balances Year-Over-Year Growth Prior 5 Quarters Average Balances Year-Over-Year Growth (CHART) (CHART) 5% 5% 6% 7% 6% 6% 5% 5% 7% 4% 7% 6% 12% 4% 15% 11% 6% 23% 10% 6% Loan and Deposit Growth Loans Deposits
(CHART) Credit Quality $ in millions * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Net Charge-offs Nonperforming Assets* Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) (CHART)
Holding company as of August 1, 2014 Top of Class Debt Ratings op=outlook positive on=outlook negative s=outlook stable wn=watch negative wp=watch positive
U.S. Bancorp Overview Capital Management Consumer and Small Business Banking Summary
Capital Management Capital Requirement 0.5% Potential D-SIFI Buffer 2.5% Capital Conservation Buffer 4.5% Minimum Capital Requirement 8.9%* Common Equity Tier 1 Basel III Target USB 2Q14 Reported Reinvest and Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% * Based on the final rules for the Basel III fully implemented standardized approach Earnings Distribution Target
Capital Distributions Dividend increase announced June 17th Annual dividend increased from $0.92 to $0.98, a 6.5% increase One year authorization to repurchase up to $2.3 billion of outstanding stock effective April 1, 2014 Returned 75% of earnings to shareholders during 2Q14 (CHART) 62% 11% 32% Payout Ratio 71% 72%

EXTENDING THE ADVANTAGE

Prudent Acquisition Strategy


Payment Services
Wealth Mgmt and Securities Services
Wholesale Banking and Commercial Real Estate
Consumer and Small Business Banking

Payments

- Collective Point of Sale Solutions Ltd
- FSV Payment Systems
- TransCard's heavy truck fuel card network
- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- Numerous small portfolios
- Joint ventures:
  - Spain merchant services joint venture with Banco Santander
  - Brazil merchant services company

Divestitures

- Divestiture of FAF Advisors long-term asset management business

Consumer and Wholesale

- Chicago banking operations of RBS Citizens Financial Group
- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust
- Mellon 1st Business Bank

Trust Businesses

- Document custodian business of Ally Bank
- Quintillion Limited
- U.S. municipal bond trustee business of Deutsche Bank
- AIS Fund Administration
- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ Financial
- Bond trustee business of First Citizens Bank
- Mutual fund servicing division of Fiduciary Management, Inc

16

Acquisition - Chicago Branches Acquired the Chicago-area branch banking franchise of RBS Citizens (branded as Charter One Bank) Approximately $4.8 billion of deposits and $969 million of loans Nearly doubles Chicago deposit base Consistent with our strategy - branch deals in market where we can deepen our presence
U.S. Bancorp Overview Capital Management Consumer and Small Business Banking Summary
Consumer and Small Business Banking Profile 2Q14 YTD, taxable-equivalent basis, excluding securities gains (losses) net Revenue percentages exclude Treasury and Corporate Support, see slide 31 for calculation USB Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 42% Consumer and Small Business Banking Revenue Mix (CHART) In-store and On-site Banking 7% Metropolitan Banking 27% Community Banking 28% Mortgage Banking 23% Consumer Lending 15%
Competitive Advantages USB Relative Position Versus Larger Competitors Versus Smaller Competitors Community Banking Business Model In-store and On-site Branch Delivery Models Customer Experience - Retail Customer Experience - Small Business Small Business Franchise Breadth and Depth of Capabilities Advantaged Competitive Disadvantaged Brand Awareness Consumer and Small Business Banking
1Q07 1Q14 Scale Consumer Banking Sales and Support #2 SBA Lender Market Share Business Unit Market Rank #5 Core Deposits 2.0% 2.6% Community Banking and Branch Delivery Source: SNL, Mortgagestats and Experian, U.S. Small Business Administration #7 Home Equity Loans and Lines 1.9% 2.7% #6 Home Mortgage Originator 0.7% 3.4% #5 Non-captive New Auto Finance #1 In-store and Onsite Branch Network #4 Branch Network 2.7% 3.5% 14.3% 8.1% Market Position NR = At Scale = Not at Scale = Scale not Required 2007 2013 3.4% 3.6% 1.4% 2.1%
Branch Distribution 3,174 U.S. Bank branch offices 5,005 U.S. Bank branded ATMs #4 branch network in U.S. with 25 contiguous state distribution footprint #1 in-store and on-site branch network 2Q14 Branches Metro traditional offices Community traditional offices In-Store and On-Site Offices
The Right Delivery Model 3,174 Branch Locations Metropolitan Branches 1,190 Branches Providing a full array of consumer and small business banking products and services in larger markets In-store/On-site Branches 881 Branches Small footprint branches in highly convenient locations Includes all in-store, corporate site, university and retirement locations
Branch of the Future Optimized Network (Illustrative) Video ATM Anchor Branch Online Banking On-Site Branch Drive Thru Branch In-Store Branch Mobile Banking " "Drop In" Branch
National Consumer Lending Expansion $ in millions (CHART) (CHART) Auto Lending Expand non-captive lending position - new auto, new leasing Expand / establish new manufacturer relationships and strategic partnerships Leverage current dealer relationship for pre-owned vehicle financing Continue new product expansion
U.S. Bancorp Overview Capital Management Consumer and Small Business Banking Summary
Summary Long-term Goals Optimal business line mix Investments generating positive returns Profitability: ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s Capital distributions: Earnings distribution 60-80% Current Status Four simple and stable business lines Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions 2Q14 Profitability: ROE 15.1% ROA 1.60% Efficiency Ratio 53.1% 2Q14 Capital distributions: Distributed 75% of earnings (dividends 31%, share repurchases 44%)
Appendix The CFA Society of Minnesota InvestMNt
Non-GAAP Financial Measures
Non-GAAP Financial Measures
$ in millions, taxable-equivalent basis, excluding securities gains (losses) net Non-GAAP Financial Measures Line of Business Financial Performance
August 6, 2014 The CFA Society of Minnesota InvestMNt 2014